Exhibit 99.1
Brush Engineered Materials Inc. Profile Publicly traded since 1956: NYSE-listed since 1972. Founded 1931 as Brush Beryllium Company. Building off earlier pioneering technical work at Brush Laboratories Initial scope was development of commercial markets With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications Mid-70s: major expansion of new commercial markets. Today, commercial markets represent 90% + of revenues

A leading manufacturer of high performance engineered materials Operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets: Telecommunications and computers Automotive electronics Magnetic and optical data storage Industrial components Aerospace and defense Appliance Brush Engineered Materials Inc. Profile

BEM Materials are found in a wide range of critical and demanding applications requiring: - Strength - Reliability - Thermal & electrical - Miniaturization conductivity - Weight reduction - Corrosion resistance - Reflectivity Brush Engineered Materials Inc. "Advancing the World's Technologies"

Brush Engineered Materials Inc. End Uses Magnetic & Optical Data Storage Industrial products Life enhancing devices Cellular phones and other wireless communications Notebook and network computers Electronic components in cars and trucks

Investment Highlights and Strengths Unique Status as Fully Integrated Provider of Beryllium-Containing Products Global Sales and Distribution Network Sales Based on End User Specifications Strong Value Proposition in Served Markets Broad Metallurgical Capabilities in Precious and Non-precious Metals Global Leader in High Performance Engineered Materials Positive Long-term Market Trends Capacity to Support Profitable Market Growth Strategic Customer Relationships Strong and Improving Sales and Margins Significant Technical Capabilities High Barriers to Entry

Metal Systems Alloy Products Beryllium Products Technical Materials, Inc. Brush Resources Inc. Microelectronics Electronic Products Williams Advanced Materials Inc. Brush Engineered Materials Inc. Organized into Two Separate Reportable Segments

Metal Systems Group - 2005 YTD Second Quarter Sales: $158 million $25.3 million Engineered material systems, including clad, plated and electron beam welded metals used in demanding connector applications Combines precious and non-precious metals in strip form for use in complex electrical components for telecommunications systems, computers and automotive electronics $103.7 million Copper and nickel-based alloy materials, most of which incorporate beryllium Strip products are used in electronic connectors including PDA's, wireless communications equipment, notebook and network computers and automotive electronics that require high strength, formability and electrical conductivity Bulk products are rod, bar, tube and plate products for industrial and aerospace bushings and bearings, oil & gas components and plastic mold materials where strength, corrosion and wear resistance, thermal conductivity and lubricity are critical performance requirements Technical Materials, Inc. (TMI) Alloy Products

Metal Systems Group - 2005 YTD Second Quarter Sales: $158 million $25.8 million Pure beryllium and aluminum-beryllium composites for high-performance applications, principally for aerospace and defense applications where stiffness, strength, lightweight, dimensional stability and reflectivity are critical $3.2 million Brush Resources sells beryllium hydroxide produced through its Utah operations to outside customers and to businesses within the Metal Systems Group. Beryllium Products Brush Resources Continued

Microelectronics Group - 2005 YTD Second Quarter Sales: $107 million $94.0 million Precious metal and specialty alloys for high reliability applications Products include precious and non-precious metal vapor deposition targets, frame lid assemblies, clad and precious metal preforms, high-temperature braze materials and ultra fine wire Industries served include optical media, semi- conductor, data storage, performance film and wireless $13.0 million Products include beryllia ceramic materials, electronic packaging and thick-film circuitry Products designed to meet exacting performance requirements of target customers Industries served include wireless telecommunications, medical laser, aerospace, defense and automotive Williams Advanced Materials (WAM) Electronic Products

Fully Integrated Beryllium Producer Beryllium and beryllium alloys are critical to many high performance applications Strong Lightweight Good formability Operate the only active bertrandite ore mine in the developed world 7,500 acres in Juab County, Utah Approximately 100 years of proven reserves Bertrandite Ore Mining & Extraction High reliability Thermal and electrical conductivity Corrosion and wear resistant Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network

Global Sales and Distribution Network Operations in the U.S. and seven foreign countries Significant recent expansion to China and Taiwan International sales for the first half 2005 were 32% ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Japan Hong Kong UK Germany Philippines Taiwan

Corporate Structure

Significant Recent Progress in Key Financial Statistics (1) Includes in 2002, synthetic lease $in millions

In 2001, the computer and telecom market decline drove sales back to mid-90's levels In 2003, growth began to return to historical rates In 2004, growth accelerated 92 93 94 95 96 97 98 99 0 1 2 3 4 05F Sales 265 295 346 370 376 434 410 456 564 473 373 401 495 530 % Growth 0.11 0.17 0.07 0.02 0.15 -0.05 0.11 0.24 -0.16 -0.21 0.05 Historic Growth Rates 1992 - 1997 10.4% 1992 - 1999 8.2% Computer & Telecom market decline Year Returning to Historical Growth Rates

The decline in the telecom/computer market resulted in a 50% drop in the market segment's revenue comparing 2003 to 2000, in 2004, this segment started to grow $ in millions Change 2000 2003 2004 03-04 Telecom/Computer $277 $139 $206 $67 Automotive 62 53 59 6 Industrial 62 42 43 1 Magnetic and Optical Data Storage 56 53 52 (1) Defense/Aerospace 34 37 49 12 Appliance 19 27 33 6 All Other 54 50 55 5 $564 $401 $497 $96

Brush experienced a major downturn in Q2 and Q3 2001, with revenue remaining flat through 2002. 2003 was stronger than 2002 and 2004 was stronger than 2003. Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 143.9 147.2 145.5 128.2 106.2 92.4 89.6 100.8 93.5 89.6 99.5 101.8 94.2 105.6 125.9 128.6 128.8 116 130.4 134.7 2000 2001 2002 2003 2005 2004

Positive Market Trends Electronic component manufacturers are being driven by end user demands to produce products that are smaller, lighter and faster Increased electronic component performance characteristics require materials that have enhanced mechanical, electrical and thermal properties Growing opportunity for thin film physical vapor deposition (PVD) products in the LCD, data storage and semiconductor markets Spending and conditions in the telecommunications and computer market have improved Conditions are improving in the oil and gas, undersea, aerospace and heavy equipment markets. Brush has generated year-over-year sales growth in ten consecutive quarters

Capacity to Support Profitable Market Growth $140 million invested between 1996 and 2000 Operating with significant available excess capacity Significant productivity gains in recent years Capital spending in 2002, 2003 and 2004 averaged $7 million per year and the first half of 2005 was $4.9 million Well-positioned to support rapid sales growth without significant incremental cash investment

Financial and Operational Initiatives Expanding and diversifying the revenue base New products New applications Improving margins through increased operating efficiency Six Sigma and Lean Manufacturing Reducing overhead costs Reducing debt Positioning for global market growth and economic recovery Improve quality, cost, speed and service Our on-going performance improvement initiatives are focused on five key areas New markets New geographies

Expand and Diversify Revenue Base New Products Alloy 390 - Telecom & Auto PM Plated Strip - Telecom & Auto Toughmet - Bushings & Bearings MoldMax XL - Plastic Molds Welded Tube - Oil & Gas Silver DVD Alloy (Silx) - DVD Visi-Lid - Telecom & Military New End Use Markets Alloy Heavy Equipment Oil & Gas Components Plastic Tooling WAM Semiconductors Data Storage Magnetic Media Thin Film Transistor/Liquid Crystal Display New High-Growth Regions Singapore Taiwan Hong Kong Korea China Since 2000, BEM has aggressively worked to broaden its base with initiatives targeted at new products, new end use markets and new high-growth regions

Improving Margins Through Increased Operating Efficiency Improved distribution inventory turns 29% Improved manufacturing inventory turns 16% Raised yields 7% Shipped 13% more pounds per manufacturing employee Reduce mill distribution operating cost by 3% Reduce strip rework by 28% Reduced unplanned equipment downtime 45% Improved safety performance by 40% Lean Manufacturing and Six Sigma initiatives enabled Brush's Alloy Products business to improve operational efficiency and reduce costs in 2004

Reduce Debt A significant reduction in debt has occurred ($ in millions) Q2 2000 2004 2005 Balance Sheet Debt & AEP Lease $128.4 $ 72.5 $53.1 Off-balance Sheet Leases 17.9 13.1 12.4 Total $146.3 $85.6 $65.5 Debt to Debt Plus Equity 36% 26% 19%

Improving Margins Our efforts to improve margins have succeeded, despite the fall in revenue Year Gross Margin % Sales ($M) 2000 21.0% $564 2001 14.4% 473 2002 12.9% 373 2003 18.2% 401 2004 22.4% 496 YTD Q2 2005 21.8% 265

Improved Margins 2000 2001 2002 2003 2004 0.21 0.14 0.13 0.18 0.22 564 473 373 401 496 Margins have improved through cost reduction and productivity improvement initiatives Historical Gross Margin Trends $564 22% 21% $473 14% $373 13% $401 $496 18% Sales ($M) Margin %

Programs to improve profitability had a significant impact in 2003 and in 2004 YTD Q2 2001 2002 2003 2004 2005 Net Sales $472.6 $372.8 $401.0 $496.3 $265.0 Oper. Profit (14.1) (22.6) (8.9) 25.0 13.8 Oper. % (3.0) (6.1) (2.2) 5.0 5.2 2003 includes the impact of the $6.0 million refinancing charge. Excluding the charge operating profit would have been $2.9 million. $ Millions

Segment Sales Review 2001 2002 2003 $ % $ % $ % Metal Systems $303.0 64% $233.6 63% $243.7 61% Alloy 217.5 46% 151.9 41% 162.3 40% TMI 50.5 11% 44.4 12% 41.9 11% Beryllium Products 27.7 6% 31.6 8% 35.2 9% Brush Resources* 7.2 1% 5.7 2% 4.3 1% Microelectronics $169.6 36% $139.2 37% $157.3 39% WAM 135.3 29% 109.1 29% 127.8 32% Electronic Products 34.3 7% 30.1 8% 29.5 7% TOTAL $472.6 100% $372.8 100% $401.0 100% $ in millions *Effective 1/1/05 Brush Resources Inc. is included in Metal Systems Group. Prior years have been restated to reflect this change.

Segment Sales Review 2004 YTD Q2 2005 $ % $ % Metal Systems $300.7 61% $158.0 60% Alloy 202.9 41% 103.7 39% TMI 53.6 11% 25.3 10% Beryllium Products 39.5 8% 25.8 10% Brush Resources* 4.7 1% 3.2 1% Microelectronics 195.6 39% 107.0 40% WAM 165.7 33% 94.0 35% Electronic Products 29.9 6% 13.0 5% TOTAL $496.3 100% $265.0 100% $ in millions *Effective 1/1/05 Brush Resources Inc. is included in Metal Systems Group. Prior years have been restated to reflect this change.

2004 new product and market share growth was 36% of 2004 sales growth New Product Sales & Market 2003 2004 Growth Share Gain Metal Systems $239.4 $296.0 $56.6 $21.2 Alloy 162.3 202.9 40.6 10.5 Beryllium Products 35.2 39.5 4.3 7.7 TMI 41.9 53.6 11.7 3.0 Brush Resources 4.3 4.7 0.4 0.0 Microelectronics $157.3 $195.6 $38.3 $13.0 WAM 127.8 165.7 37.9 12.0 Electronic Products 29.5 29.9 0.4 1.0 TOTAL $401.0 $496.3 $95.3 $34.2 $ in millions

Segment Earnings 2001 - 2005 YTD Q2 2001 2002 2003 2004 2005 Metal Systems $(16.9) $(34.8) $(16.0) $4.2 $6.1 Microelectronics 4.6 3.8 12.6 18.5 8.5 Other (1.8) 8.2 (5.5) 2.3 (0.8) Total Operating Profit $(14.1) $(22.8) $(8.9) $25.0 $13.8 $ in millions

Brush Wellman Alloy Vision Brush Wellman is the leading supplier of High Performance Copper Alloys worldwide, providing manufacturing excellence in the form of high reliability products and services to satisfy our customers' most demanding applications. We provide these services in a culture of local support and global teamwork.

Alloy Products Markets Strip Markets (coils) Telecommunications Computers Automotive Electronics Appliance Bulk Markets (rod, bar, tube, plate) Plastic injection & blow molds Undersea/marine housings for telecom & instrumentation Aircraft bushings & bearings Oilfield well drilling, completion and production equipment Heavy Equipment -Bearing and wear applications Power Generation-Emerging Welding Electrodes and Dies Bulk (30%) Strip (70%)

Sales Based on End User Specifications Component Fabrication Component Manufacturing Sourcing Demand Generator Distribution Sales Marketing Brush Engineered Materials Specifications Products

Strip Alloy Applications (strength, conductivity, spring characteristics) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads

Alloy Products Strip Products - Strategy Maintain focus on 4 major end-use markets Computer Telecommunications (mobile & Infrastructure) Automotive Appliance Defend leadership in traditional alloy strip, rod & wire Reduce total cost of manufacture to allow penetration of mid-range alloy applications Enhance product properties to provide additional value to customers Introduce new alloys to meet needs of targeted market opportunities Brush 60(r), ToughMet(r) Strip, Alloy 390TM, BrushFormTM 47, BrushFormTM 65 Geographic Growth Expand commercial operations in Asia Pacific

New Strip Products - 2005 Launched Q1 2005 BrushFormTM 47 and BrushFormTM 65 - Electronics... numerous personal portable devices (i.e. cell phones), burn- in-test sockets, servers (further expanding property set, i.e. formability, conductivity and strength) Developed/Targeted for Q3/Q4 2005 Launch Alloy 395 strip - Electronics... numerous personal portable devices (i.e. cell phones), burn-in-test sockets, servers (further expanding property set, i.e. higher conductivity)

Strip Capacity Expansion Elmore and Reading Facilities $140 Million (1996 - 1998) Added casting, hot rolling, annealing and cold rolling capacity at Elmore Added light gauge strip and mill hardening capacity at Reading 50% to 100% capacity increase depending upon product depending upon product depending upon product depending upon product depending upon product depending upon product depending upon product depending upon product depending upon product

Strong Value Proposition in Served Markets (Formability, Conductivity, Stress Relax) $ per Pound $0 $10 Performance Parameter High Low Traditional Copper- Beryllium Alloys 390 Brush 60 Alloy 174 CuNiSi HS Phos Bronze Phos Bronze Brass Brush Value Proposition Unique, high-performance materials Technical design capabilities Outstanding service Global marketing, sales and distribution Competitive Alloy Comparison Copper-beryllium alloys, while premium priced, provide best-in-class performance Note: Blue denotes Brush Engineered Materials' alloys; beige represents competitive materials. BF 47 BF 65

Automotive Electronics Definition: power and signal distribution in passenger cars and light trucks - connectors, switches and relays.

Automotive Applications Potential New Applications: Infotronics/telematics - in car multimedia systems and mobile communication systems, navigational, global positioning, internet based services Powertrain electronics - in vehicle networks, drive-by-wire systems, continuously variable transmission, intelligent braking Safety systems - intelligent air bag systems, driver alertness monitoring, adaptive cruise control, frontal collision warning, intelligent highway vehicle systems, automatic emergency notification

Computer Definition: Brush Wellman's high performance alloys are sold to the computer industry in strip and wire forms for connectors, contacts, and shielding. End use applications include servers, workstations, notebook and desktop computers, personal digital assistants (PDAs), data storage devices, and semiconductor testing.

Computer Applications Examples of specific end-use product applications Fingerstock shielding used in servers and data storage Power connectors used in server power supplies manufactured by Sun, HP, Compaq, and Intel Microprocessor socket connectors PDA ID connector and battery contacts High speed backplane connector system for data storage and server systems Examples of future target product applications Microprocessor Burn-in and Test Sockets (BiTS) Power connectors for multi-chip module interfaces as well as backpanel power applications in high end servers High pin count and high density flex circuit interface connectors for high resolution flat panel displays

Telecommunications Definition: Brush Wellman's high performance alloys are sold to the telecommunications industry in strip and wire forms for connectors, contacts, shielding, switches and relays. End use applications include wireless base stations, cell phones, pagers, telecom switching equipment, transmission equipment, communication networks, and personal communication devices.

Telecommunication Applications Examples of specific end-use product applications Handheld and portable device battery contacts, antenna clips, I.O. connectors, board to board connectors, SIM card connectors & display connectors Category 6 modular jacks for connecting data networks Shielding gaskets and clips for EMI protection Coaxial connectors for base stations and other telecommunications infrastructure applications VHDM connector system used in backpanel connector systems for Gigabit Ethernet switches and routers Circular connectors for military, industrial, and commercial applications Examples of future target product applications Category 7 modular jacks for data networks Low profile board to board connectors for wireless handsets and high speed mezzanine connectors for network switches and routers

Cell Phone Connector Applications Rear of Circuit Board Rear of Circuit Board Rear of Circuit Board Rear of Circuit Board Rear of Circuit Board Battery Contacts Brush Wellman Alloy SIM Connector Brush Wellman Alloy Brush Wellman Alloy Brush Wellman Alloy Brush Wellman Alloy Brush Wellman Alloy

Cell Phone Connector Applications Front of Circuit Board Front of Circuit Board Front of Circuit Board Front of Circuit Board Front of Circuit Board Front of Circuit Board Front of Circuit Board Word.Document.8 Word.Document.8 Board-to-Board Contact Brush Wellman Alloy Phone Charger Connector Brush Wellman Alloy

Level 3 (PCB to PCB) Enabling Technologies VHDM HSD + Move from single to differential pairs + Increased signal speeds + High pin count + Ground strips can be added between rows - Weight - Trace layout problems due to high density Compliant Grounds High Conductivity

EMI Shielding EMI Shielding

EMI Shielding Hi Temperature Exposure P4 processor uses an EMI shield for hi-end applications Shield is located between the processor and the heat sink exposing it to elevated temperatures

RFI/EMI Shields SFF Compliant Spring Material Ideal The higher the operating frequency is driving the need for smaller form factor shielding Large operating ranges and smaller form factors drive the need for stronger alloys EMI Shielding

Modular Jacks Level 6 (system to System) Enabling Technologies Cat 6 data jacks Normal force IDC height Cross talk Attenuation Impedance Return loss Round vs. rectangular Reliability 96 Port Cat 5 patch panel (SRP $396) Hi Reliability Jacks Use HPAs

Level 2 Interconnects Clamshell Sockets - typically used for TSOP (thin small outline package) and QFP (quad flat package). TSOP QFP Clamshell Burn-in Socket

Level 2 Interconnects LIF Sockets - typically used for DIP (dual in-line package) and SOJ (small outline J-Lead). SOJ Burn-in Socket DIP SOJ

Level 2 Interconnects ZIF Burn-in Socket Clamshell Sockets - typically used for TSOP (thin small outline package) and QFP (quad flat package). TSOP

Level 2 Interconnects Contact Design Types: Pogo Pin Made using high performance alloys materials for the spring and contact body Cantilever Beams Made using high performance alloys where careful attention is given to stamping to get good edge quality

Connectors in PDAs Wire to Board Connector Wire to Board Connector

Main PCB from Back Battery Contacts Board to Board Connector

Main PCB from Front Board to Board Connector Reset Button

Desktop Charger USB Connector Charger I/O Connector

10 Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Aircraft Bushings Oilfield well drilling, completion and production equipment Heavy Equipment Bearing and Wear Applications Plastic Injection & Blow Molds Power Generation Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Alloy Products Bulk Products - Strategy Maintain focus on traditional end-use markets Aerospace Heavy Equipment/Off-Highway Oil & Gas Plastics Power Generation Resistance Welding Undersea Introduce new alloys or product forms to meet needs of targeted market opportunities. MoldMAX(r) XL ToughMet(r) and improved ToughMet(r) products (CF ToughMet(r)) Alloy 310 RWMA class 3 Focus on new non-traditional growth markets Bearings, Condensers, Heat Exchangers, Heavy Equipment & Mining, Marine, Offshore & Downhole power cables, Oil & Gas well completions, and Pumps Geographic Growth Expand commercial operations in Asia Pacific, improve customer awareness and distribution

New Bulk Products - 2005 Developed in 2004 Launched Q1 2005 ToughMet(r) AT110 Ring Rolled Forging - Heavy Equipment Applications...larger bushing applications in heavy mining equipment & well-head control equipment Developed and Launched Q1 2005 Alloy 25 CuBe rod, tube and forged rings with improved properties for subsea oil & gas well-head equipment Developed and Launched Q2 2005 ToughMet 3 TS 160U Rod for bearings and bushings on modern jet aircraft and for oil & gas subsea drilling, completion and production equipment Developed & Targeted for Q4 2005 Launch ToughMet(r)3 TS 110 Rod with high toughness for high pressure oil & gas well drilling, completion and production equipment TS 160U Tube for modern aircraft bushings and bearings Q-Max(r) Welded Tube for process heat exchangers and power plant condensers

MoldMAX(r) Alloys for the Plastics Industry Value Proposition Provides molders with 20-40% increase in productivity Capital avoidance due to increased productivity Enables improved quality of molded parts ROI < 3 months Technical advantages Hardness of steel with the thermal conductivity of copper Fast machining rates High polishability Brush Wellman engineers use infrared imaging at the customers facility to pinpoint where MoldMAX(r) will provide the maximum benefit.

Lorain Casting Facility Spinodal and EquacastTM Technology-Winning! Strength and hardness found in CuBe products Thermal conductivity The value proposition differentiates: No EH&S issues Corrosion resistance Superb tribological properties (low friction coefficient, excellent wear resistance) adding value in reliability, uptime, and maintenance savings Machinability and design simplicity adding cost benefits to offset increased material costs Casting capability including size, shapes, tubes and quality Lorain Technology: Expanding Brush Wellman's market and application reach Developing applications in markets where we are strong: Mold Tooling, Aircraft Parts, Drilling Equipment High performance copper based engineered materials: Developing markets/applications where technology is strong: Oil Well Completion Equipment, Mining, Heavy Equipment, Hydraulic Systems, Marine Hardware, Engine Bearings.

ToughMet(r) Outlasts Conventional Bearing Materials in 300-ton Mining Truck Steering Test 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 Hardened Steel 0 0.009 0.013 0.0375 Aluminum Bronze 0 0.0075 0.009 0.01 0.011 0.011 0.0125 0.015 0.016 0.019 0.02 0.022 0.025 0.0275 0.03 0.0325 0.035 0.0365 0.038 0.0405 0.0425 ToughMet 3 0 0 0 0 0 0 0 0 0 0 0.0005 0.001 0.0015 0.002 0.0026 0.0032 0.0038 0.004 0.0046 0.0051 0.006 Simulated Steering Wheel Turns (x1,000) Surface Wear (inches) Using identical bearing designs, this tests proved the average wear rate of steel was 90x greater than ToughMet 3, and the average wear rate of Aluminum Bronze was 7x greater than ToughMet 3.

ToughMet(r) Industrial Components Results:

Significantly Higher Durability has been Confirmed for ToughMet(r)

Brush International Inc. Global Sales, Marketing, Distribution & Tech Service Brush International Inc. S. Freeman ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Emerging Markets -? BWS BWT BWC BWJ BWK BWL BWG BWG BWG EXPORTS FROM USA Singapore Taiwan China Japan Korea U.K. Germany Italy Spain Singapore Brush International Service Centers Korea Tokyo / Fukaya Shanghai Hong Kong Reading Stuttgart

Brush Wellman Beryllium Products Products Beryllium Metal - One of the lightest metals known - Family of vacuum hot and hot/cold isostatically pressed powder-derived metals AlBeMet? - Family of lightweight alloy composites - Extruded, rolled sheet and hot isostatically pressed powder-derived metals

Brush Wellman Beryllium Products Products - Cont. E-Materials - Family of low expansion, lightweight electronic packaging materials - Composites of beryllium metal and beryllium oxide Beryllium Oxide/ Chemicals - Ceramic-grade beryllium oxide powder - Specialty beryllium-containing chemicals

Brush Wellman Beryllium Products Facilities Elmore, Ohio Fremont, California

Key Product Attributes Be/AlBeMet(tm) Light Weight (Density) High Stiffness (Elastic Modulus) High Thermal Conductance/Capacity Low Thermal Expansion Be Transparent to X-Rays Neutron Reflector

Brush Wellman Beryllium Products Primary Competition...Alternative Materials Organic Composites (e.g. Carbon epoxy) Silicon carbide Metal Matrix Composites (e.g. Al - silicon carbide) Pyrolytic graphite Aluminum (high strength grades)

Major Defense/Aerospace Applications for Brush Wellman Beryllium Products Optics Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, unmanned aerial vehicles, tanks), surveillance systems and astronomical telescopes. Satellites Structures and sensors for defense and commercial telecommuni- cations satellites. Electronics Electronic packaging for defense avionics, radar and electronic countermeasures systems for helicopters and fighter aircraft. Applications include circuit boards, covers and packages.

Major Commercial Applications for Brush Wellman Beryllium Products X-ray Windows Radiographic tube components for ? medical diagnostic (x-ray, mammography, CAT-scan), ? industrial and (3) scientific equipment. Optical Scanners Mirrors for laser scanners used in reprographic and other high- performance laser applications. Motion control Structural components for high-precision semiconductor processing and industrial robotic equipment

TMI - From a Customer Perspective WHAT TMI provides our customers the ability to demand varied performance (electrical, thermal, or mechanical) from a metal surface area or section. WHO We provide this "service" to the telecommunication, automotive, computer, semiconductor and other industries. HOW By offering various forms of strip metal products: clad metals, plated metals, electron beam welded, solder plated, reflowed or printed-on, milled and/or skived metal strip or various combinations of the above.

Sales Growth 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Sales 22.8 28 33.8 43 47 51.5 50.45 63 83.5 50 45 42 52 Millions

Our Major Markets Automotive Telecommunications Computer Jewelry Semiconductor Appliances Medical Aircraft Automotive Telecom Computer Misc. 40 20 25 15 Misc. Telecom Computer Automotive

Our Major Applications Capacitors Coins and Tokens Connectors Contact Probes Fuses Leadframes Micro Motor Microwave Potentiometers Relays Sensors Solder Clips Switches Air Bag Sensor Leadframe Connectors

Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies

Stripe Plating Application Cellular Phone Battery Contact Base Material: BeCu Overall Ni plating Selective Au (one side) Selective SnPb (both sides) Base Material

Competitive Advantage Quality QS 9000 / ISO 9002 / ISO 14001 State-of-the-art equipment Vision Systems / PLC Systems for consistent quality Design Support Technical knowledge Engineering expertise Overall Capabilities Slitting and leveling Inlay / Electron-Beam Welding / Solder / Milling / Skiving / Plating Any combination of the above processes Large coil handling capability

Strategic Concept Total capability under one roof Make it easy for our customers to get what they need to satisfy their customers' requirements Make our customers competitive with reliable products Solve problems for our customers with engineered strip metal solutions Explore and develop new markets and geographic regions for manufacturing (China).

Growth in Electroplating Precious and non-precious metals Overall and selective stripe plating capabilities Combination with other TMI technologies Proprietary closed contact plating technology Building additional lines to further increase capacity

Summary From 1992-2000 TMI sales more than quadrupled. 2001 and 2003 proved to be extremely difficult years due to major served markets being severely depressed; however, TMI remained profitable all three years. 2004 has seen a marked increase in sales, but product mix has impacted overall profitability. We have added major new technical capabilities using state-of-the-art equipment in precious metal electroplating to better serve worldwide customer demand (both technical & capacity). We are ISO and QS registered. We will add additional Plating technology and capacity to service market demand as required. We are making further inroads into new markets (energy) and other markets (consumer, medical, appliance, construction) in order to broaden our served market base and will have a much different served market profile by 2005/2006.

Our focus is on materials, circuitry, subassemblies and packaging for the wireless and fiber-optic telecom market, military, medical and automotive applications Signal amplifiers transmit signals through air (wireless) or optical fiber media by boosting signal strength while maintaining integrity. Thermal management and reliability properties are of paramount importance. Signal amplifiers are critical active components located in base stations for wireless (cellular) and in regenerator stations along fiber-optic (Internet) links.

Our Overall Strategy Vertically integrate materials to subsystem assembly, providing customized solutions Meet the Customer's needs Materials or subassemblies Fast Flexible Manufacturing Systems Responsive to market needs

Business Groups Packaging Electronic Packaging Products Circuitry Circuits Processing Technology Materials Brush Ceramic Products

Electronic Packaging Products Located in Newburyport, Massachusetts Products RF Power Packages for base stations in cellular phone & wireless data networks, for cellular handsets, for military radar applications and for digital TV Automotive Components for ignition systems in cars and trucks Power Circuit Assemblies for DC motor controls

Circuits Processing Technology (CPT) Located in Oceanside, California Products High Frequency Military and Aerospace Circuitry used in military radar and missile guidance High Frequency Wireless circuitry for satellite communications, flight hardware and other telecom applications Fiber Optic Package components for amplifiers in fiber optic networks Medical equipment and implant circuitry

Brush Ceramic Products Located in Tucson, Arizona Products Ceramic substrates used in commercial and military packaging applications Ceramic laser bores for gas lasers used in medical and industrial applications Machined ceramic components used in military, oil and gas, semiconductor and microwave applications

Williams Advanced Materials Overview Williams is a supplier of high-purity, specialty metals serving the wireless, photonics, data storage, high temperature joining, traditional microelectronics and performance film markets. Established 1918. Subsidiary of Brush Engineered Materials Business Groups Packaging Material Products - Solder preforms, bonding wire, FLA's, clad material and refining. These materials are used in photonic, wireless, traditional semiconductor and hybrid microelectronic packaging applications. Specialty Alloy Products - Braze materials and structural alloys. These materials are used in electron tube, photonic and aerospace applications. PVD (Physical Vapor Deposition) products - Precious metal and non-precious metal sputtering and evaporation materials, refining and related services. These materials are used in RF devices, LEDs, laser diodes, hard disk drives, digital video discs, hybrid thin film microelectronic devices and performance film applications for medical products.

WAM Headquarters Buffalo, NY USA - Manufacturing Facility 100,000 sq. ft. overall, 6,500 sq. ft. of cleanroom, state-of-the-art machining/ milling/rolling/stamping/ cladding centers, hydrostatic wire extrusion, high purity refining/recycling, metals casting, automated plating, full analytical capabilities, product Research & Development

Far East Operations Singapore - WAM Far East Pte. Ltd. 5,000 sq. ft., 2,500 sq. ft. of cleanroom, automated assembly operations, hydrostatic wire process, product development. PVD bonding operation.

Far East Operations Subic Bay, Philippines Combo-Lid(r), low-cost lids and preform - assembly, inspection and packaging

Far East Operations Taiwan Target bonding services. Low cost production capabilities.

Specialty Alloys Operations Wheatfield, NY USA- Williams Specialty Alloys 30,000 sq. ft. with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion

WAM Thin Film Products Operations Brewster, NY USA - WAM TFP 35,000 sq. ft. with vacuum melting, hot-pressing, milling, Hot & cold rolling automated machining and target bonding capabilities. Acreage to more than double our facility as needed.

Target Bonding Centers Buffalo, NY Brewster, NY Santa Clara, CA Limerick, Ireland Singapore Taiwan

Williams Advanced Materials Service and Support Regional Offices (Sales and Applications Engineering support) Santa Clara, CA Manila, Philippines London, England Buffalo, NY Singapore Tucson , AZ Taipei, Taiwan Seoul, Korea Brewster, NY Dallas, TX Worldwide Representatives Florida France Israel India China Germany Japan Italy

Solder preforms and clad materials Hybrid Microelectronic Device Williams Advanced Materials Packaging Material Products Products Markets Wireless, Photonics and Hybrid/ Traditional Microelectronic Devices Typical End-uses Cell phones, LEDs, fiber-optic networks, PC's, military electronics, avionics, medical electronics, mobile appliances Combo-Lids(r) - Frame/lid assembly Hermetic sealing Clad Materials Thermal management Bonding Wire Electronic interconnect Solder Preforms Component attachment Refining Scrap recovery Markets

Electron Tube WAMBRAZETM Materials Williams Advanced Materials Specialty Alloy Products Products Markets Braze materials Powder, ribbon and preform Structural Alloys Monel Cupronickel Nickel Tunsten Markets Electron Tube, Photonics, Aerospace, microelectronic packaging Typical End-uses Cellular base stations, lasers, x-ray machines, industrial microwaves

Cellular Phone (wireless) Sputtering Targets Williams Advanced Materials Physical Vapor Deposition(PVD) Products Products Precious Metal Sputtering Targets and Evaporation Materials Precious Metal Refining Services Non-precious Metal Sputtering Targets and Evaporation Materials Markets Wireless ICs, semiconductor, optical media, photonics, hard disk drives (disc & thin film heads) and performance films Typical End-uses RF power amplifiers, LEDs, laser diodes, fiber optic components, integrated circuits, DVDs, hard disks, medical devices, MP3 players, mobile electronics Markets

Williams Strategic Leverage Ensuring Distinctive Abilities Translate to Maximum Returns Over 80 years of metal management and fabrication experience Ability to efficiently manage precious metals critical to customers One-stop Shopping Comprehensive product offering Allows customer to reduce supplier base Industry leading lead times Reduces Total Cost to Customer - Inventory turns Alleviates long term planning and promotes JIT deliveries Fully Integrated Operations In house fabrication, refining and analysis Reduced cycle times and single point of contact for metal needs Service WAM provides a unique, coordinated response to customers We help our customers do their jobs - sales, engineering, accounting, etc. We also prepare our customers for the future

Beryllium Health and Safety Improved worker protection programs in place Rates of sensitization down among new workers Strong focus on regulations related to beryllium exposure Brush has continued to make progress on issues related to beryllium health and safety

Litigation Total Plaintiffs Total Cases Pending (including spouses) 12/31/02 33 70 12/31/03 15 33 12/31/04 12 56 07/01/05 16 61

Litigation In Q-2 2005, one additional case was filed, and a second case was voluntarily dismissed by the plaintiff. There was no change in the number of plaintiffs corresponding to these cases in the quarter. - Our caseload and number of plaintiffs will vary from quarter to quarter depending on new cases, additional plaintiffs, settlements, dismissals, amendments to complaints, etc. The Company believes it has substantial defenses in pending cases